Exhibit 10.1

                             SUBSCRIPTION AGREEMENT
                                       FOR
                           PINGIFY INTERNATIONAL INC.

                         COMMON STOCK ($.005 PER SHARE)

Persons interested in purchasing common stock of Pingify International Inc. must complete and return this Subscription Agreement along with their check, money order or bank draft payable to: Pingify International Inc. ("the Issuer" and "the Company").

Subject only to acceptance hereof by the Issuer, in its discretion, the undersigned hereby subscribes for the number of common shares and at the aggregate subscription price set forth below.

An accepted copy of this Agreement will be returned to the Subscriber as a receipt, and the physical stock certificate will be delivered to each Investor within thirty (30) days of the Close of this Offering.

     SECURITIES OFFERED - The Company is offering a total of 25,000,000 shares of its common stock (par value $.001 per share) at a price of $.005 per share. There is no minimum amount of subscription required per investor and the company will not be able to spend any of the proceeds unless all the shares are sold and all proceeds are received.

     SUBSCRIPTION - In connection with this subscription the undersigned hereby subscribes to the number of common shares shown in the following table.


NUMBER OF COMMON SHARES = _________________

Multiply by Price of Shares x $.005 per Share

Aggregate Subscription Price = $_________________

Check or money order shall be made payable to Pingify International Inc.

In connection with this investment in the Company, I represent and warrant as follows:

a) Prior to tendering payment for the shares, I received a copy of and read your prospectus dated ______________, 201___.

b) I am a bona fide resident of the state of _____________________________ or ______ a non-US resident.

c) The Issuer and the other purchasers are relying on the truth and accuracy of the declarations, representations and warranties herein made by the undersigned. Accordingly, the foregoing representations and warranties and undertakings are made by the undersigned with the intent that they may be relied upon in determining his/her suitability as a purchaser. Investor agrees that such representations and warranties shall survive the acceptance of Investor as a purchaser.

Please register the Shares, which I am purchasing in the following name(s):


--------------------------------------------------------------------------------

As (check one)

__Individual        __Tenants in Common                   __Existing Partnership
__Joint Tenants     __Corporation                         __Trust
__IRA               __Minor with adult custodian under
                      the Uniform Gift to Minors Act

For the person(s) who will be registered shareholder(s):


-----------------------------------          -----------------------------------
Signature of Subscriber                      Signature of Co-Subscriber

-----------------------------------          -----------------------------------
Name of Subscriber (Printed)                 Name of Co-Subscriber (Printed)

-----------------------------------          -----------------------------------
Address                                      Address of Co-Subscriber

-----------------------------------          -----------------------------------
Address                                      Address of Co-Subscriber


ACCEPTED BY: Pingify International Inc., a Nevada Corporation



By:
    --------------------------------

Date:
     -------------------------------
     Officer